Exhibit 10.10

Hutchison Telecommunications Lanka (Pvt) Ltd.

#234, Galle Road, Colombo 04, Sri Lanka

(Local)                    (From Overseas)

Tel: 078 8632 632     + 94 (0) 788632632

Fax: 078 8632 188    +94 (0) 78 8632 188

Purchase Order	Purchase Order Number Purchase Req. Number Date	PO0000000004301 PR00000004717 Mar 09, 2016
Name and Address of Supplier :
Duo Software Private Limited
06th Floor NO 403,Galle Rd,
Colombo 03.
Sri Lanka

Our Reference: Please supply the following items:	Your Quotation No:	Feb 26, 2016

Qty. Ordered	Description	Drop Ship	Unit Cost	UOM	Extended Price
3	DUO CC & CRM AMC 2016 Q1 Renewal DUO CC & CRM AMC Renewal 2016 Q1 Period: 21st December 2015 to 20th March 2016	No	16500.000	Each	49,500.00

Tax Summary:
VAT USD	0.00	Less: included tax	0.00
		Subtotal	49,500.00
		Total tax	0.00
		Total purchase order USD	49,500.00

FOR TERMS & CONDITIONS, PLEASE SEE OVERLEAF.

Please quote Order Number on all Delivery Notes, Invoices and other related correspondence.

Hutchison Telecommunications Lanka (Pvt) Ltd

Remark	Payment Terms: monthly payment
Duration: 21st December 2015 to 20th March 2016

/s/ Bandunath De Alwis
Authorized Signatory

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